                                                                   EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------
                                    FORM T-1

                              ---------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)

                              ---------------------

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

401 SOUTH TRYON STREET, 12TH FLOOR
CHARLOTTE, NORTH CAROLINA                                    22-1147033
(Address of principal             28288-1179              (I.R.S. Employer
  executive office)               (Zip Code)             Identification No.)

                                  Greta Wright
                       Wachovia Bank, National Association
                        2525 West End Avenue, Suite 1200
                           Nashville, Tennessee 37203
                                 (615) 341-3921
            (Name, Address and Telephone Number of Agent for Service)

                          ACCREDO HEALTH, INCORPORATED
               (Exact name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   62-1642871
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 100
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                          SOUTHERN HEALTH SYSTEM, INC.
               (Exact Name of obligor as specified in its charter)

                                    TENNESSEE
         (State or other jurisdiction of incorporation or organization)

                                   62-1158608
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                                NOVA FACTOR, INC.
               (Exact name of obligor as specified in its charter)

                                    TENNESSEE
         (State or other jurisdiction of incorporation or organization)

                                   62-1439852
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                        HEMOPHILIA HEALTH SERVICES, INC.
               (Exact name of obligor as specified in its charter)

                                    TENNESSEE
         (State or other jurisdiction of incorporation or organization)

                                   62-1439470
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                           PHARMACARE RESOURCES, INC.
               (Exact name of obligor as specified in its charter)

                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)

                                   13-3888838
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                         SUNRISE HEALTH MANAGEMENT, INC.
               (Exact name of obligor as specified in its charter)

                                     GEORGIA
         (State or other jurisdiction of incorporation or organization)

                                   58-2136986
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                           BIO PARTNERS IN CARE, INC.
               (Exact name of obligor as specified in its charter)

                                    MISSOURI
         (State or other jurisdiction of incorporation or organization)

                                   43-1815573
                        (IRS employer identification no.)

                        3411 Office Park Drive, Suite 100
                               Dayton, Ohio 45439
          (Address, including zip code, of principal executive offices)

                           ACCREDO THERAPEUTICS, INC.
               (Exact name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   11-3358535
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                    GENTIVA HEALTH SERVICES (INFUSION), INC.
               (Exact name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   11-3454100
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                    QUANTUM HEALTH RESOURCES, INC. (NEW YORK)
               (Exact name of obligor as specified in its charter)

                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)

                                   33-0500007
                        (IRS employer identification no.)

                     1640 Century Center Parkway, Suite 101
                            Memphis, Tennessee 38134
          (Address, including zip code, of principal executive offices)

                             Senior Debt Securities
                       (Title of the indenture securities)

1.       General information.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                  The Comptroller of the Currency, Washington, D.C. Federal Reserve Bank of Richmond, Virginia.
                  Federal Deposit Insurance Corporation, Washington, D.C. Securities and Exchange Commission, Division of Market
                     Regulation, Washington, D.C.

         (b)      The Trustee is authorized to exercise corporate trust powers.

2.       Affiliations with obligor.

                  The obligor is not an affiliate of the Trustee.

3. Through 14. Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, Items 3 through 14 are not required herein.

15.      Foreign trustee.

                  Not applicable.

16.      List of Exhibits.

         (1)      Articles of Association of the Trustee as now in effect. (See
                  Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-88978, which is incorporated by reference.)

         (2) Certificate of Authority of the Trustee to commence business. (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-88978, which is incorporated by reference.)

         (3) Authorization of the Trustee to exercise corporate trust powers is contained in the document specified in Exhibit 2 above.

         (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-88978, which is incorporated by reference.)

         (5)      Not applicable.

         (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on Page 5 of this Form T-1 Statement.

         (7) Most recent report of condition of the Trustee. (Attached hereto as Exhibit 7.)

         (8)      Not applicable.

         (9)      Not applicable.

SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, WACHOVIA BANK, NATIONAL ASSOCIATION a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville, and State of Tennessee on the 3rd day of January, 2003.

                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION
                                             (Trustee)

                                             BY: /s/ Greta Wright
                                                ---------------------
                                             Title: Vice President
                                                    -----------------

                               CONSENT OF TRUSTEE

         Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of the Senior Debt Securities of ACCREDO HEALTH, INCORPORATED, SOUTHERN HEALTH SYSTEMS, INC., NOVA FACTOR, INC., HEMPOHILIA HEALTH SERVICES, INC., PHARMACARE RESOURCES, INC., SUNRISE HEALTH MANAGEMENT, INC., Wachovia Bank, National Association, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION

                                             BY: /s/ Greta Wright
                                                ---------------------
                                             Title: Vice President
                                                    -----------------

Dated: January 3, 2003

                                    EXHIBIT 7

                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the Wachovia Bank, National Association at the close of business on September 30, 2002, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency..

STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS
                     Thousand of Dollars
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin..........................    13,236,000
  Interest-bearing balances...................................................       688,000
Securities....................................................................      ////////
  Held-to-maturity securities (from Schedule RC-B, column A)..................             0
  Available-for-sale securities (from schedule RC-B, column D)................    68,147,000
Federal funds sold and securities purchased under agreements to resell........             0
Federal funds sold in domestic offices........................................       371,000
Securities purchased under agreements to resell(3)............................     3,487,000
Loans and lease financing receivables (from Schedule RC-C):
         Loan and leases held for sale........................................     6,772,000
         Loan and leases, net of unearned income..............................   156,995,000
         LESS: Allowance for loan and lease losses............................     2,823,000
         LESS: Allocated transfer risk reserve................................             0
         Loans and leases, net of unearned income and allowance
           (item.4.b misus 4.c)...............................................   154,172,000
Trading assets (from Schedule RC-D............................................    26,499,000
Premises and fixed assets (including capitalized leases)......................     3,186,000
Other real estate owned (from Schedule RC-M)..................................       109,000
Investment in unconsolidated subsidiaries and associated
  companies (from Schedule RC-M)..............................................       560,000
Customer's liability to this bank on acceptances outstanding..................     1,080,000
Intangible assets.............................................................
         Goodwill.............................................................     9,421,000
Other intangible assets (from Schedule RC-M)..................................     1,869,000
Other assets (from Schedule RC-F).............................................    22,339,000

         Total assets.........................................................   311,936,000

                                     LIABILITIES
Deposits:
         In domestic offices..................................................   180,446,000
           Noninterest-bearing................................................    32,701,000
           Interest-bearing...................................................   147,745,000
         In foreign offices, Edge and Agreement subsidiaries, and IBFs
           (from Schedule RC-E, partII).......................................    14,915,000
           Noninterest-bearing................................................        58,000
           Interest-bearing...................................................    14,857,000
Federal funds purchased in domestic offices(2)................................     3,613,000
Securities sold under agreements to repurchase(3).............................    19,850,000
Trading liabilities(from Schedule RC-D).......................................    19,670,000
Other borrowed money (includes mortgage indebtedness and obligations under
  Capitalized leases)(from Schedule RC-M).....................................    18,365,000
Bank's liability on acceptances executed and outstanding......................     1,093,000
Subordinated notes and debentures.............................................     8,615,000
Other liabilities.............................................................    12,971,000
TOTAL LIABILITIES.............................................................   279,538,000
Minority Interest in consolidated subsidiaries................................       859,000

                                 EQUITY CAPITAL
Perpetual preferred stock and related surplus.................................             0
Common Stock..................................................................       455,000
Surplus.......................................................................    24,930,000
Retained Earnings.............................................................     4,071,000
Accumulated other comprehensive income........................................     2,083,000
Other Equity Capital components...............................................             0
Total equity capital (sum of item 23 through 27)..............................    31,539,000
Total liabilities and equity capital (sum of items 21,22, and 28).............   311,936,000